Exhibit 10.4

AMENDMENT NO. 3

TO SERIES 2012-1 SUPPLEMENT

This AMENDMENT NO. 3 TO SERIES 2012-1 SUPPLEMENT, dated as of September 28, 2012 (this “Amendment”), is between Centre Point Funding, LLC (“CPF”), as Issuer, Budget Truck Rental LLC, as Administrator, Deutsche Bank Securities Inc., as Administrative Agent, Deutsche Bank Trust Company Americas, as a Non-Conduit Purchaser, Windmill Funding Corporation, as a CP Conduit Purchaser, The Royal Bank of Scotland plc, as a Funding Agent and an APA Bank, and the Bank of New York Mellon Trust Company, N.A. (“BNYMTC”), in its capacities as Trustee (in such capacity, the “Trustee”), Series 2012-1 Agent and Securities Intermediary.

RECITALS:

WHEREAS, CPF and the Trustee entered into that certain Amended and Restated Base Indenture, dated as of March 9, 2010 (as the same may be amended, modified, supplemented or amended and restated in accordance with its terms, the “Base Indenture”);

WHEREAS, the parties hereto entered into that certain Series 2012-1 Supplement to the Base Indenture, dated as of March 14, 2012, (the “Series Supplement”);

WHEREAS, pursuant to Section 12.11 of the Series Supplement, the Series Supplement may be modified or amended in accordance with the requirements of Section 12.1 of the Base Indenture subject to the consent of the Series 2012-1 Required Noteholders;

WHEREAS, pursuant to Section 12.1 of the Base Indenture, the provisions of the Series Supplement may be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by CPF, the Trustee and, in respect of any amendment, modification or waiver to the Series Supplement which affects only the Series 2012-1 Notes and does not affect the Noteholders of any other Series of Notes, as substantiated by an Officer’s Certificate, the Series 2012-1 Required Noteholders;

WHEREAS, the Series 2012-1 Noteholders party hereto constitute the Series 2012-1 Required Noteholders; and

WHEREAS, this Amendment has been duly authorized by all necessary limited liability company action on the part of CPF.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

ARTICLE I.

Definitions

Section 1.1. Terms Defined in Series Supplement or Base Indenture. Capitalized terms used in this Amendment not herein defined shall have the meaning contained in the Series Supplement and, if not defined therein, in the Definitions List attached to the Base Indenture as Annex 1 or as otherwise set forth in the Base Indenture.

ARTICLE II.

Amendments

Section 2.1. Amendment to Section 5.12(a). Section 5.12(a) of the Series Supplement is hereby amended by deleting the text “September 30, 2012” in clause (i) of the second sentence thereof and replacing such text with “October 31, 2012.”

Section 2.2. Amendment to Definition of “Fee Letter”. The definition of “Fee Letter” in the Series Supplement is hereby amended by deleting the text “means the amended and restated letter dated as of July 31, 2012” and replacing such text with “means the second amended and restated letter dated as of September 28, 2012.”

ARTICLE III.

Miscellaneous

Section 3.1. Effectiveness of Amendment. This Amendment shall become effective on the first date that the Trustee has received an Officer’s Certificate of CPF stating that this Amendment affects only the Series 2012-1 Notes and does not affect the Noteholders of any other Series of Notes.

Section 3.2. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any of the parties hereto under the Series Supplement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Series Supplement, all of which are hereby ratified and affirmed in all respects by each of the parties hereto and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Series Supplement specifically referred to herein, and any references in the Base Indenture to the provisions of the Series Supplement specifically referred to herein shall be to such provisions as amended by this Amendment.

Section 3.3. Waiver of Notice. Each of the parties hereto waives any prior notice and any notice period that may be required by any other agreement or document in connection with the execution of this Amendment.

Section 3.4. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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Section 3.5. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PROVISIONS THEREOF REGARDING CONFLICTS OF LAWS), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 3.6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties herein in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

Section 3.7. Direction to BNYMTC. By their respective signatures hereto, the Series 2012-1 Noteholders signatory hereto hereby authorize, instruct and direct BNYMTC in its various capacities hereunder to executive and deliver this Amendment.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

CENTRE POINT FUNDING, LLC, as Issuer

By:	/s/ David B. Wyshner
	Name:	David B. Wyshner
	Title:	Director

BUDGET TRUCK RENTAL LLC, as Administrator

By:	/s/ David B. Wyshner
	Name:	David B. Wyshner
	Title:	Director

[Signature Page to Amendment No. 3 to Series 2012-1 Supplement]

DEUTSCHE BANK SECURITIES INC., as Administrative Agent

By:	/s/ Jay Steiner
	Name:	Jay Steiner
	Title:	Managing Director

By:	/s/ Billy Strobel
	Name:	Billy Strobel
	Title:	Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Non-Conduit Purchaser

By:	/s/ Jay Steiner
	Name:	Jay Steiner
	Title:	Managing Director

By:	/s/ Robert Sheldon
	Name:	Robert Sheldon
	Title:	Managing Director

[Signature Page to Amendment No. 3 to Series 2012-1 Supplement]

WINDMILL FUNDING CORPORATION, as a CP Conduit Purchaser

By:	/s/ Jill Russo
	Name:	Jill Russo
	Title:	Vice President

THE ROYAL BANK OF SCOTLAND PLC, as a Funding Agent

By:	RBS Securities Inc., as agent

By:	/s/ Dave Donofrio
	Name:	Dave Donofrio
	Title:	Director

THE ROYAL BANK OF SCOTLAND PLC, as an APA Bank

By:	RBS Securities Inc., as agent

By:	/s/ Dave Donofrio
	Name:	Dave Donofrio
	Title:	Director

[Signature Page to Amendment No. 3 to Series 2012-1 Supplement]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., not in its individual capacity, but solely as Trustee, as Series 2012-1 Agent and as Securities Intermediary

By:	/s/ David H. Hill
	Name:	David H. Hill
	Title:	Vice President

[Signature Page to Amendment No. 3 to Series 2012-1 Supplement]

ACKNOWLEDGED BY:

AVIS BUDGET CAR RENTAL, LLC, in its individual capacity

By:	/s/ David H. Hill
Name:	David H. Hill
Title:	Vice President

[Signature Page to Amendment No. 3 to Series 2012-1 Supplement]